Exhibit 10.30
AMENDMENT NO. 1
to
NOTE PURCHASE AGREEMENT
          THIS AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (the “Amendment”) is made as of November 10, 2008, by and among NISOURCE FINANCE CORP. (“NFC”), NISOURCE INC. (the “Company”) and the purchasers whose names appear on the signature pages hereto (collectively, the “Purchasers”) under that certain Note Purchase Agreement dated as of August 23, 2005, by and among NFC, the Company and the other parties thereto (as further amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Note Purchase Agreement.
WITNESSETH
          WHEREAS, NFC and the Company have requested that the Purchasers amend the Note Purchase Agreement on the terms and conditions set forth herein;
          WHEREAS, NFC, the Company and the requisite number of Purchasers under Section 17.1(a) of the Note Purchase Agreement have agreed to amend the Note Purchase Agreement on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
1.	Amendments to the Note Purchase Agreement. Effective as of November 10, 2008 and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Note Purchase Agreement is hereby amended as follows:
1.1.	Schedule B of the Note Purchase Agreement is amended to insert alphabetically therein the following defined term:
     “Principal Bank Facility” means (i) the Amended and Restated Revolving Credit Agreement among NiSource Finance Corp., as Borrower, NiSource Inc., as Guarantor, the lender parties thereto as Lenders, Credit Suisse as Syndication Agent, JPMorgan Chase Bank, N.A., The Bank Of Tokyo-Mitsubishi UFJ, Ltd., Chicago Branch and Citicorp USA, Inc., as Co-Documentation Agents and Barclays Bank PLC, as Administrative Agent and LC Bank dated July 7, 2006, as amended as of September 19, 2008, or (ii) any other bank credit facility of either of the Obligors in a principal amount of $500,000,000 or more; in each case, as such agreement may be further amended, modified, supplemented, extended or renewed from time to time.
     “Tawney Litigation” means Estate of Garrison G. Tawney, et al. v. Columbia Natural Resources, LLC, et al., Civil Action No. 03-C-10E (Circuit Court of Roane County, West Virginia), petition for writ of certiorari, NiSource Inc., et al. v. Estate of Tawney, et al., U.S. Supreme Court No. 08-219 and No. 08-228.
1.2.	Section 10.4(i) of the Note Purchase Agreement is amended and restated in its entirety as follows:
Any Lien, other than a Lien described in any of the foregoing clauses (a) through (h), inclusive, to the extent that it secures Debt for Borrowed Money, or guaranties thereof, the outstanding principal balance of which at the time of creation of such Lien, when added to the aggregate principal balance of all Debt for Borrowed Money secured by Liens incurred under this clause (i) then outstanding, does not exceed 10% of Consolidated Net Tangible Assets; provided, however, that the Obligors will not permit the obligations of the Obligors under any Principal Bank Facility to be secured by a Lien of the type described in this Section 10.4(i) unless the Notes shall be substantially concurrently secured equally and ratably with the obligations under such Principal Bank Facility secured by such Lien pursuant to documentation in the form and substance reasonably satisfactory to the Required Holders, which security shall be automatically released upon the release of the Lien securing each secured Principal Bank Facility.
1.3.	Section 11(i) of the Note Purchase Agreement is amended and restated in its entirety as follows:
a final judgment or judgments for the payment of money aggregating in excess of $75,000,000 are rendered against one or more of an Obligor or its Subsidiaries and either (i) such judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay or subject to an insured claim by such Obligor or Subsidiary, except that, with respect to the Tawney Litigation, neither (x) expiration or any other failure of a stay to be in place prior to July 1, 2009 nor (y) entry of a judgment by the Roane County Circuit Court of West Virginia approving or implementing the terms of a settlement agreement among the parties to the Tawney Litigation so long as a settlement agreement is in place and the terms of such settlement agreement are being complied with by the Company, shall have any effect under this Section 11(i) , either as a Default or an Event of Default or (ii) enforcement proceedings shall have been commenced by any creditor upon such judgments; or

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2.	Condition of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Company shall have received duly executed originals of this Amendment from each of NFC, the Company and the requisite number of Purchasers under Section 17.1(a) of the Note Purchase Agreement.
3.	Representations and Warranties of NFC and the Company. Each of NFC and the Company hereby represents and warrants as follows:
(a)	Each of NFC and the Company hereby represents and warrants that this Amendment and the Note Purchase Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of NFC and the Company and are enforceable against NFC and the Company in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally).

(b)	Upon the effectiveness of this Amendment and after giving effect hereto, each of NFC and the Company hereby (i) reaffirms all covenants, representations and warranties made in the Note Purchase Agreement as modified hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date of this Amendment except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date and (ii) certifies to the Purchasers that no Default has occurred and is continuing.
4.	Reference to the Effect on the Note Purchase Agreement.
4.1.	Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Note Purchase Agreement (including any reference therein to “this Note Purchase Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Credit Document shall mean and be a reference to the Note Purchase Agreement as modified hereby.

4.2.	Except as specifically modified above, the Note Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.3.	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser, nor constitute a waiver of any provision of the Note Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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5.	GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
6.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.	Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NISOURCE FINANCE CORP.
By:	/s/ David J. Vajda
	Name:	David J. Vajda
	Title:	Vice President and Treasurer

NISOURCE INC.
By:	/s/ David J. Vajda
	Name:	: David J. Vajda
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 1 to
Note Purchase Agreement

CUSIP: 65473QA*4 A_8 THRU A_10 15,000,000.00 ALLSTATE INSURANCE COMPANY C/O ALLSTATE INVESTMENT LLC PRIVATE PLACEMENT DEPT
By:	/s/ Jeffrey Cannon
	Name:	Jeffrey Cannon
	Title:	Authorized Signatory

CUSIP: 65473QA*4 A_11 & A_12 10,000,000.00 ALLSTATE LIFE INS. CO. OF NY C/O ALLSTATE INVESTMENT LLC PRIVATE PLACEMENT DEPT
By:	/s/ Jeffrey Cannon
	Name:	Jeffrey Cannon
	Title:	Authorized Signatory

CUSIP: 65473QA*4 A_1 THRU A_7 35,000,000.00 ALLSTATE LIFE INSURANCE CO. C/O ALLSTATE INVESTMENTS LLC PRIVATE PLACEMENT DEPT
By:	/s/ Jeffrey Cannon
	Name:	Jeffrey Cannon
	Title:	Authorized Signatory

CUSIP: 65473QA*4 A_37 5,000,000.00 BANKERS LIFE AND CASUALTY CO.
By:	/s/ Timothy L. Powell
	Name:	Timothy L. Powell
	Title:	Vice President, Director of Private Placements

CUSIP: 65473QA*4 A_14 5,000,000.00 Genworth Life Insurance Company of New York
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer

CUSIP: 65473QA*4 A_15 15,000.000.00 Genworth Life Insurance Company
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer

CUSIP: 65473QA*4 A_30 THRU A_32 14,000,000.00 HARTFORD ACCIDENT AND INDEMNITY COMPANY C/O HARTFORD INVESTMENT MANAGEMENT CO INVESTMENT DEPT – PRIVATE PLACEMENTS
By:	/s/ Kenneth R. Doiron
	Name:	Kenneth R. Doiron
	Title:	Vice President

CUSIP: 65473QA*4 A_27 & A_28 25,000,000.00 JACKSON NAT’L LIFE INS. CO. C/O PPM AMERICA, INC. ATTN: PRIVATE PLACEMENTS – MARK STAUB
By:	/s/ Brian Manczak
	Name:	Brian Manczak
	Title:	Assistant Vice President

CUSIP: 65473QA*4 A-38 1,000,000.00 LIFE INSURANCE COMPANY OF THE SOUTHWEST C/O NATIONAL LIFE INSURANCE COMPANY
By:	/s/ R. Scott Higgins
	Name:	R. Scott Higgins
	Title:	Sr. Vice President

CUSIP: 65473QA*4 A_39 4,000,000.00 NATIONAL LIFE INSURANCE CO. ATTN: PRIVATE PLACEMENTS
By:	/s/ R. Scott Higgins
	Name:	R. Scott Higgins
	Title:	Sr. Vice President

Signature Page to Amendment No. 2

CUSIP: 65473QA*4 A_33 & A_34 2,000,000.00 PHYSICIANS LIFE INSURANCE CO. C/O HARTFORD INVESTMENT MANAGEMENT CO C/O INV DEPT – PRIVATE PLACEMENT
By:	/s/ Kenneth R. Doiron
	Name:	Kenneth R. Doiron
	Title:	Vice President

CUSIP: 65473QA*4 A_36 5,000,000.00 ST PAUL FIRE AND MARINE INS. CO C/O ST. PAUL TRAVELERS
By:	/s/ David D. Rowland
	Name:	David D. Rowland
	Title:	Sr. Vice President

CUSIP: 65473QA*4 A_13 35,000,000.00 TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, ATTN: FIXED INCOME AND REAL ESTATE
By:	/s/ Lisa M. Ferraro
	Name:	Lisa M. Ferraro
	Title:	Director

CUSIP: 65473QA*4 A_35 10,000,000.00 THE TRAVELLERS IMDEMNITY CO. C/O ST. PAUL TRAVELERS
By:	/s/ David D. Rowland
	Name:	David D. Rowland
	Title:	Sr. Vice President

Signature Page to Amendment No. 2

CUSIP: 65473QA*4 A_26 35,000,000.00 TRANSAMERICA LIFE INS. CO. successor by merger to TRANSAMERICA OCC. LIFE INS. CO. C/O AEGON USA INV MGMT, LLC ATTN: FRED HOWARD — PRIVATE PLACEMENTS
By:	/s/ Frederick B. Howard
	Name:	Frederick B. Howard
	Title:	Vice President

CUSIP: 65473QA@2 B_2 21,000,000.00 ALLIANZ LIFE INSURANCE CO OF NORTH AMERICA By: Allianz of America, Inc., as the authorized signatory and investment manager
By:	/s/ Brian F. Landrey
	Name:	Brian F. Landrey
	Title:	Vice President

CUSIP: 65473QA@2 B*_2 4,000,000.00 ALLIANZ LIFE INSURANCE CO OF NORTH AMERICA By: Allianz of America, Inc., as the authorized signatory and investment manager
By:	/s/ Brian F. Landrey
	Name:	Brian F. Landrey
	Title:	Vice President

CUSIP: 65473QA@2 B_14 2,250,000.00 C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Sub-Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

Signature Page to Amendment No. 2

CUSIP: 65473QA@2 B_16 3,000,000.00 HAKONE FUND LLC By: Babson Capital Management LLC, as Investment Manager
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

CUSIP: 65473QA@2 B_10 7,400,000.00 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

CUSIP: 65473QA@2 B_11 3,950,000.00 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

CUSIP: 65473QA@2 B_12 1,250,000.00 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

Signature Page to Amendment No. 2

CUSIP: 65473QA@2 B_13 1,300,000.00 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

CUSIP: 65473QA@2 B_15 850,000.00 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

CUSIP: 65473QA@2 B_1 21,000,000.00 THE NORTHWESTERN MUTUAL LIFE INSURANCE CO ATTN: SECURITIES DEPT
By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

CUSIP: 65473QA@2 B*_1 21,000,000.00 THE NORTHWESTERN MUTUAL LIFE INSURANCE CO ATTN: SECURITIES DEPT
By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

Signature Page to Amendment No. 2

CUSIP: 65473QA@2 B**_1 21,000,000.00 THE NORTHWESTERN MUTUAL LIFE INSURANCE CO ATTN: SECURITIES DEPT
By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

CUSIP: 65473QA@2 B***_1 21,000,000.00 THE NORTHWESTERN MUTUAL LIFE INSURANCE CO ATTN: SECURITIES DEPT
By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

CUSIP: 65473QA@2 B****_1 21,000,000.00 THE NORTHWESTERN MUTUAL LIFE INSURANCE CO ATTN: SECURITIES DEPT
By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

CUSIP: 65473QA@2 B*****_1 11,000,000.00 THE NORTHWESTERN MUTUAL LIFE INSURANCE CO ATTN: SECURITIES DEPT
By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

CUSIP: 65473QA@2 B_34 10,000,000.00 COBANK, ACB
By:	/s/ Dale Keyes
	Name:	Dale Keyes
	Title:	Vice President

Signature Page to Amendment No. 2

CUSIP: 65473QA@2 B*@*_1 1,000,000.00 THE NORTHWESTERN MUTUAL LIFE INSURANCE CO ATTN: SECURITIES DEPT
By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

CUSIP: 65473QA#0 C_2 5,000,000.00 Genworth Life Insurance Company of New York
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer

CUSIP: 65473QA#0 C_37 10,000,000.00 COBANK, ACB
By:	/s/ Dale Keyes
	Name:	Dale Keyes
	Title:	Vice President

CUSIP: 65473QA#0 C_13 1,600,000.00 C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Sub-Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

CUSIP: 65473QA#0 C_3 5,000,000.00 Genworth Life and Annuity Insurance Company
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer

Signature Page to Amendment No. 2

CUSIP: 65473QA#0 C_14 900,000.00 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

CUSIP: 65473QA#0 C_9 5,300,000.00 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

CUSIP: 65473QA#0 C_10 3,000,000.00 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

CUSIP: 65473QA#0 C_11 2,200,000.00 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

Signature Page to Amendment No. 2

CUSIP: 65473QA#0 C_12 2,000,000.00 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC, as Investment Adviser
By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

CUSIP: 65473QA#0 C_1 23,000,000.00 THE NORTHWESTERN MUTUAL LIFE INSURANCE CO ATTN: SECURITIES DEPT
By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

CUSIP: 65473QB*3 D_12 25,000,000.00 ALLIANZ LIFE INS CO. OF NORTH AMERICA & CO By: Allianz of America, Inc., as the authorized signatory and investment manager
By:	/s/ Brian F. Landrey
	Name:	Brian F. Landrey
	Title:	Vice President

CUSIP: 65473QB*3 D_5 THRU D_8 20,000,000.00 ALLSTATE LIFE INSURANCE COMPANY PRIVATE PLACEMENT DEPT
By:	/s/ Jeffrey Cannon
	Name:	Jeffrey Cannon
Title:

Signature Page to Amendment No. 2

CUSIP: 65473QB*3 D_24 9,000,000.00 CHIMEFISH & CO C/O AMERICAN EQUITY INVESTMENT LIFE INSURANCE CO. ATTN: ASSET ADMINISTRATION
By:	/s/ Rachel Stauffer
	Name:	Rachel Stauffer
	Title:	Vice President Investments

CUSIP: 65473QB*3 D_26 5,000,000.00 CHIMEFISH & CO C/O AMERICAN EQUITY INVESTMENT LIFE INSURANCE CO. ATTN: ASSET ADMINISTRATION
By:	/s/ Rachel Stauffer
	Name:	Rachel Stauffer
	Title:	Vice President Investments

CUSIP: 65473QB*3 D_21 6,000,000.00 CONSECO LIFE INSURANCE COMPANY
By:	/s/ Timothy L. Powell
	Name:	Timothy L. Powell
	Title:	Vice President, Director of Private Placements

CUSIP: 65473QB*3 D_22 3,000,000.00 CONSECO SR. HEALTH INSURANCE COMPANY
By:	/s/ Timothy L. Powell
	Name:	Timothy L. Powell
	Title:	Vice President, Director of Private Placements

CUSIP: 65473QB*3 D_10 30,000,000.00 Genworth Life and Annuity Insurance Company
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer

Signature Page to Amendment No. 2

CUSIP: 65473QB*3 D_11 10,000,000.00 Genworth Life Insurance Company
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer

CUSIP: 65473QB*3 D_27 THRU D_30 15,000,000.00 Bankers Life and Casualty Company Conseco Health Insurance Company Conseco Senior Health Insurance Company Washington National Insurance Company
By:	/s/ Timothy L. Powell
	Name:	Timothy L. Powell
	Title:	Vice President, Director of Private Placements

CUSIP: 65473QB*3 D_23 9,000,000.00 LIFE INSURANCE COMPANY OF THE SOUTHWEST C/O NATIONAL LIFE INSURANCE CO ATTN: PRIVATE PLACEMENTS
By:	/s/ R. Scott Higgins
	Name:	R. Scott Higgins
	Title:	Sr. Vice President

CUSIP: 65473QB*3 D-9 65,000,000.00 TEACHERS INS. AND ANNUITY ASSOCIATION OF AMERICA ATTN: FIXED INCOME AND REAL ESTATE
By:	/s/ Lisa M. Ferraro
	Name:	Lisa M. Ferraro
	Title:	Director

Signature Page to Amendment No. 2